UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 15, 2012 (May 11, 2012)

Date of Report (Date of earliest event reported)

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

Verso Paper Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address, including zip code, of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and 11.75% Secured Notes due 2019

On May 11, 2012, Verso Paper Holdings LLC (the “Company”) and Verso Paper Inc. (each, an “Issuer” and together, the “Issuers”), each a wholly owned subsidiary of Verso Paper Corp. (“Verso” and together with the Company, the “Registrants”), entered into an indenture (the “Indenture”) among the Issuers, certain subsidiaries of the Company, as guarantors (the “Guarantors”), and Wilmington Trust, National Association, as trustee, governing the Issuers’ $271,573,000 aggregate principal amount of 11.75% Secured Notes due 2019 (the “Notes”).

The Notes are guaranteed, jointly and severally, on a senior basis, by each of the Company’s existing domestic subsidiaries that guarantees (i) the Company’s asset-based loan facility (the “ABL Facility”), (ii) the Company’s cash flow revolving credit facility (the “Cash Flow Revolving Facility”) and (iii) the Issuers’ 11.75% Senior Secured Notes due 2019 (“2019 Notes”) and by each of the Company’s future wholly-owned domestic subsidiaries that guarantees certain debt of the Company or issues disqualified stock. The Notes and the related guarantees are secured by liens in the collateral owned by each Issuer and Guarantor, subject to certain permitted liens and exceptions as further described in the Indenture and the related security documents. The liens securing the Notes rank junior to the liens securing the obligations under the ABL Facility, the Cash Flow Revolving Facility and the 2019 Notes. The collateral consists of substantially all of the Issuers’ and the Guarantors’ tangible and intangible assets securing the Company’s ABL Facility, the Cash Flow Revolving Facility and the 2019 Notes, except for capital stock and other securities of the Company’s affiliates and other property and certain other exceptions.

The Notes and the related guarantees are the senior obligations of the Issuers and the Guarantors, respectively, and rank (i) senior in right of payment to all existing and future subordinated indebtedness of the Issuers and the Guarantors, including the Issuers’ existing 11 3/8% Senior Subordinated Notes due 2016 and the related guarantees; (ii) pari passu in right of payment with all existing and future senior indebtedness of the Issuers and the Guarantors; (iii) effectively junior to all indebtedness of the Issuers and Guarantors under the ABL Facility, the Cash Flow Revolving Facility, and the 2019 Notes (as well as any future first priority lien obligations), to the extent of the value of the collateral securing such obligations; (iv) effectively senior to all existing second-priority secured indebtedness of the Issuers and the Guarantors under the Issuers’ 8.75% Second Priority Senior Secured Notes due 2019, to the extent of the value of the collateral securing such obligations; (v) effectively senior in right of payment to all existing and future senior unsecured indebtedness of the Issuers and the Guarantors, to the extent of the value of the collateral securing the Notes and the related guarantees; and (vi) effectively subordinated to all existing and future indebtedness, preferred stock and other liabilities of the Issuers’ non-guarantor subsidiaries, other than indebtedness, preferred stock and liabilities held by an Issuer or a Guarantor.

The Issuers will pay interest on the Notes at a rate of 11.75% per annum, payable semiannually to holders of record at the close of business on January 1 or July 1 immediately preceding the interest payment date on January 15 and July 15 of each year, commencing July 15, 2012. The Notes mature on January 15, 2019.

The Issuers may redeem the Notes, in whole or part, at any time prior to January 15, 2015, upon not less than 30 nor more than 60 days prior notice mailed by the Issuers by first-class mail to each holder’s registered address, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus an applicable premium (as set forth in the Indenture) as of, and accrued and unpaid interest and additional interest, if any, to the applicable redemption date. The Issuers may redeem the Notes, in whole or in part, on or after January 15, 2015, at the redemption prices set forth in the Indenture. At any time (which may be more than once) before January 15, 2015, the Issuers may redeem up to 35% of the original aggregate principal amount of the Notes (which includes any additional notes issued under the Indenture, if any) with the net cash proceeds of one or more equity offerings made by (i) the Company or (ii) any direct or indirect parent of the Company, in each case to the extent the net cash proceeds are contributed to the common equity capital of the Company or used to purchase capital stock of the Company from it, at a redemption price equal to 111.75% of the principal amount of the Notes, plus accrued and unpaid interest and additional interest, if any, on the date of redemption; provided however, that at least 50% of the original aggregate principal amount of the Notes (which includes any additional notes issued under the Indenture, if any) must remain outstanding after each such redemption; and provided further, that such redemption must occur within 90 days after the date on which any equity offering is consummated.

The Indenture contains covenants that limit each Issuer’s ability to, among other things: (i) incur additional indebtedness; (ii) pay dividends or make other distributions in respect of or repurchase or redeem its capital stock; (iii) prepay, redeem or repurchase its subordinated indebtedness; (iv) make investments; (v) sell assets; (vi) incur certain liens; (vii) enter into agreements restricting its subsidiaries’ ability to pay dividends; (viii) enter into transactions with affiliates; and (ix) consolidate, merge or sell all or substantially all of its assets. These covenants are subject to a number of important exceptions and qualifications, as described in the Indenture, and certain covenants will not apply at any time when the Notes are rated investment grade by both rating agencies and no default under the Indenture has occurred and is continuing. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

Registration Rights Agreement

On May 11, 2012, in connection with the issuance of the Notes, the Issuers and the Guarantors entered into a registration rights agreement with Citigroup Global Markets Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, and Goldman, Sachs & Co. (collectively, the “Dealer Managers”), relating to, among other things, an exchange offer for the Notes and the related guarantees (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Issuers and the Guarantors will use their commercially reasonable efforts to register with the Securities and Exchange Commission (the “SEC”) an exchange offer of freely tradable notes and guarantees having substantially identical terms as the Notes and guarantees issued under the Indenture within five business days after the one year anniversary of the delivery date of the Notes (the “Effectiveness Target Date”) if (i) any Notes are not freely transferable without volume restrictions by holders that are not affiliates of the Issuers in accordance with Rule 144 under the Securities Act of 1933, as amended, (ii) the restrictive legend has not been removed from any Notes or (iii) any Notes bear a restricted CUSIP number. The Issuers will use their commercially reasonable efforts to cause the exchange offer to be completed within 30 business days after the Effectiveness Target Date. If the Issuers are unable to effect the exchange offer under certain circumstances, the Issuers are to use commercially reasonable efforts to have a shelf registration statement declared effective by the SEC with respect to resales of the Notes within 30 days after the obligation to file such shelf registration statement arises and to keep such shelf registration statement effective for at least one year following effectiveness of the shelf registration statement or until all of the Notes covered by the shelf registration statement are sold. If the Issuers and the Guarantors fail to meet these targets (each, a “Registration Default”), the annual interest rate on the Notes will increase by 0.50% per year following the occurrence of any Registration Default. If the Registration Default is corrected, the applicable interest rate will revert to the original level.

Collateral Agreement and Intercreditor Agreement

On May 11, 2012, (i) the Issuers, the Guarantors and Wilmington Trust, National Association, as collateral agent entered into a collateral agreement (the “Collateral Agreement”) pursuant to which the payment and performance when due of all obligations of the Issuers and the Guarantors under the Notes and related guarantees are secured by the pledge and grant of security interests contained in the Collateral Agreement and (ii) (A) Citibank, N.A., as intercreditor agent, (B) Citibank, N.A., as administrative agent (the “ABL Agent”) under the ABL Facility, (C) Credit Suisse AG, Cayman Islands Branch, as administrative agent (the “Cash Flow Agent”) under the Cash Flow Revolving Facility, (D) Wilmington Trust, National Association, as trustee under the 2019 Notes indenture dated as of March 21, 2012 (the “2019 Notes Trustee”), (E) Wilmington Trust, National Association, as trustee under the Indenture (the “Trustee”), (F) Verso Paper Finance Holdings LLC, (G) the Company and (H) the subsidiaries of the Company party thereto entered into an intercreditor agreement (the “Secured Notes Intercreditor Agreement”) relating to the relative priorities (and certain other rights) of the ABL Agent, the Cash Flow Agent, the 2019 Notes Trustee and the Trustee. The security interest granted in favor of the Trustee will rank junior in priority to the security granted in favor of the ABL Agent, Cash Flow Agent and the 2019 Notes Trustee, in each case, for the benefit of the applicable secured parties.

Joinder and Supplement No. 5 to the Junior Lien Intercreditor Agreement

On May 11, 2012, in connection with the issuance of the Notes, Verso Paper Finance Holdings LLC, the Issuers, the Guarantors, the Trustee, Citibank N.A., as intercreditor agent under the existing intercreditor agreement dated as of August 1, 2006 (the “Junior Lien Intercreditor Agreement”), and Wilmington Trust Company, as second priority-designated agent under the Junior Lien Intercreditor Agreement also entered into a Joinder and Supplement No. 5 to the Junior Lien Intercreditor Agreement, pursuant to the which (i) the Trustee became a party to and agreed to be bound by the terms of the Junior Lien Intercreditor Agreement as another senior-priority agent, as if it had originally been party to the Intercreditor Agreement as a senior-priority agent; and (ii) the liens securing the obligations under the Notes, related guarantees and the Indenture became senior lender claims under the Junior Lien Intercreditor Agreement.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Indenture, the Registration Rights Agreement, the Collateral Agreement, the Secured Notes Intercreditor Agreement and the Joinder and Supplement No. 5 to the Junior Lien Intercreditor Agreement attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture dated as of May 11, 2012, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein, and Wilmington Trust, National Association, as trustee.

4.2	Registration Rights Agreement dated as of May 11, 2012, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein, and Citigroup Global Markets Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, and Goldman, Sachs & Co., as dealer managers.

10.1	Collateral Agreement dated as of May 11, 2012, among Verso Paper Holdings LLC, the pledgors named therein, and Wilmington Trust, National Association, as collateral agent.

10.2	Secured Notes Intercreditor Agreement dated as of May 11, 2012, among Verso Paper Holdings, LLC, Verso Paper Finance Holdings LLC, the subsidiaries of Verso Paper Holdings LLC name therein, Citibank, N.A., as intercreditor agent, Citibank, N.A., as administrative agent under the credit agreement dated as of May 4, 2012, Credit Suisse AG, Cayman Islands Branch, as administrative agent under the credit agreement dated as of May 4, 2012, Wilmington Trust, National Association, as the trustee under the indenture dated as of March 21, 2012 and Wilmington Trust, National Association, as the trustee and collateral agent under the indenture dated as of May 11, 2012.

10.3	Joinder and Supplement No. 5 to Intercreditor Agreement dated as of May 11, 2012, among Wilmington Trust National Association, as the trustee under the indenture dated as of May 11, 2012, Citibank, N.A., as intercreditor agent, Wilmington Trust Company, as second-priority designated agent under the intercreditor agreement dated as of August 1, 2006, Verso Paper Holdings LLC, Verso Paper Finance Holdings LLC and the subsidiaries of Verso Paper Holdings LLC named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2012

VERSO PAPER CORP.

	By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

	By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture dated as of May 11, 2012, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein, and Wilmington Trust, National Association, as trustee.

4.2	Registration Rights Agreement dated as of May 11, 2012, among Verso Paper Holdings LLC, Verso Paper Inc., the guarantors named therein, and Citigroup Global Markets Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, and Goldman, Sachs & Co., as dealer managers.

10.1	Collateral Agreement dated as of May 11, 2012, among Verso Paper Holdings LLC, the pledgors named therein, and Wilmington Trust, National Association, as collateral agent.

10.2	Secured Notes Intercreditor Agreement dated as of May 11, 2012, among Verso Paper Holdings, LLC, Verso Paper Finance Holdings LLC, the subsidiaries of Verso Paper Holdings LLC name therein, Citibank, N.A., as intercreditor agent, Citibank, N.A., as administrative agent under the credit agreement dated as of May 4, 2012, Credit Suisse AG, Cayman Islands Branch, as administrative agent under the credit agreement dated as of May 4, 2012, Wilmington Trust, National Association, as the trustee under the indenture dated as of March 21, 2012 and Wilmington Trust, National Association, as the trustee and collateral agent under the indenture dated as of May 11, 2012.

10.3	Joinder and Supplement No. 5 to Intercreditor Agreement dated as of May 11, 2012, among Wilmington Trust National Association, as the trustee under the indenture dated as of May 11, 2012, Citibank, N.A., as intercreditor agent, Wilmington Trust Company, as second-priority designated agent under the intercreditor agreement dated as of August 1, 2006, Verso Paper Holdings LLC, Verso Paper Finance Holdings LLC and the subsidiaries of Verso Paper Holdings LLC named therein.